SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): MARCH 6, 2004


                          TIMEBEAT.COM ENTERPRISES INC.
             (Exact name of registrant as specified in its charter)



           NEVADA                      0-29260             86-1040643
(State or other jurisdiction of      (Commission          (IRS Employer
        incorporation)               File Number)       Identification No.)



                     P.O. BOX 9, PAYSON, ARIZONA 85547-0009
               (Address of principal executive offices)(Zip Code)


                                 (928) 474-9151
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)







Exhibit index on consecutive page 2


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired: Not applicable.

         (b) Pro forma financial information: Not applicable.

         (c) Exhibits:

             REGULATION
             S-B NUMBER                     DOCUMENT

               99.1       Press release dated March 6, 2004
               99.2 Clinical Observation of Applying LIFE-STAR(TM)to Treat Diabetic Mellitus and its Complications (71 cases)
               99.3 Clinical Observation of Applying HEALTH-STAR(TM)to Treat Diabetic Mellitus and its Complications (243 cases)
               99.4 Conclusion of the Clinical Inspection of Applying Life-Star(TM) to cure Diabetes and Its Complications

ITEM 9.  REGULATION FD DISCLOSURE

         Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the documents filed as Exhibits 99.1, 99.2, 99.3, and 99.4 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TIMEBEAT.COM ENTERPRISES INC.


March 8, 2004                         By:   /s/ THOMAS L. CROM
                                         ---------------------------------------
                                              Thomas L. Crom
                                              Chief Financial Officer